UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 25, 2014

Umpqua Holdings Corporation
(Exact Name of Registrant as Specified in Its Charter)

Oregon	001-34624	93-1261319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One SW Columbia, Suite 1200 Portland, Oregon 97258 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (503) 727-4100

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

On February 25, 2014, Umpqua Holdings Corporation (“Umpqua”) held a special meeting of shareholders (the “Special Meeting”).  At the Special Meeting, Umpqua’s shareholders were asked to vote on the three proposals detailed in Umpqua’s Definitive Proxy Statement filed with the Securities and Exchange Commission on January 22, 2014 and first mailed to Umpqua’s shareholders on or about January 24, 2014.

Following is a summary of the voting results for the three proposals:

FIRST:  Umpqua’s shareholders approved the Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 11, 2013, by and between Umpqua and Sterling Financial Corporation (“Sterling”), pursuant to which Sterling will merge with and into Umpqua (the “Merger”), as set forth below:

	Shares Voted	Percent of Voted	Percent of Outstanding
For	89,463,217	98.95%	79.88%
Against	254,073	0.28%	0.23%
Abstain	699,403	0.77%	0.62%
Broker Non-votes	0	0	0

SECOND:  Umpqua’s shareholders approved an amendment to the Restated Articles of Incorporation of Umpqua to increase the number of authorized shares of no par value common stock to 400,000,000, as set forth below:

	Shares Voted	Percent of Voted	Percent of Outstanding
For	88,947,517	98.38%	79.42%
Against	754,674	0.83%	0.67%
Abstain	714,502	0.79%	0.64%
Broker Non-votes	0	0	0

THIRD:  A proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the Merger Agreement and/or the amendment to the Restated Articles of Incorporation, was withdrawn, as sufficient votes were cast at the Special Meeting to approve the Merger Agreement and the amendment to the Restated Articles of Incorporation.

Item 8.01. Other Events

On February 26, 2014, Umpqua and Sterling issued a joint press release announcing that the shareholders of Umpqua and Sterling had each approved the Merger Agreement at special meetings of the shareholders of Sterling and Umpqua held on February 25, 2014. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description
99.1	Joint Press Release of Umpqua Holdings Corporation and Sterling Financial Corporation, dated February 26, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Umpqua Holdings Corporation

February 28, 2014	By:	/s/ Steven Philpott
Name: Steven Philpott
Title: Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Joint Press Release of Umpqua Holdings Corporation and Sterling Financial Corporation, dated February 26, 2014